SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Materials Pursuant to  ss 240.14a-11(c) or ss 240.14a-12

                               QUESTAR FUNDS, INC.
                   -------------------------------------------
                 Name of Registrant as Specified In Its Charter

                                       N/A
                   -------------------------------------------
      Name of Person(s) Filing Proxy Statement if other than the Registrant

[X ]  No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1) Title of each class of securities to which transaction applies:

      ---------------------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:

      ---------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ---------------------------------------------------------------------


      4) Proposed maximum aggregate value of transaction:

      ---------------------------------------------------------------------

       5) Total fee paid:

      ---------------------------------------------------------------------


[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which such offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      ---------------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:

      ---------------------------------------------------------------------

      3)    Filing Party:

      ---------------------------------------------------------------------


      4)    Date Filed:

      ---------------------------------------------------------------------

                         IMPERIAL BANKFUND, A SERIES OF
                               QUESTAR FUNDS, INC.
                        The Hauppauge Corporation Center
                                150 Motor Parkway
                            Hauppauge, New York 11788





                                             November 24, 1999


Dear Shareholder:

        We are pleased to enclose the Notice and Proxy Statement for the Annual Meeting of Shareholders of Imperial BankFund (the "Fund"), a series of Questar Funds, Inc. (the "Corporation"), to be held at 10:00 a.m. (E.S.T.) on Tuesday, December 21, 1999 at the offices of the Corporation, Suite 109, The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788.

        Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a shareholder. At the Annual Meeting, Fund shareholders will be asked to consider and vote on the following proposals:

        1. To elect five (5) Directors to serve until their successors are duly elected and qualified.

        2. To ratify the selection of McCurdy & Associates CPAs, Inc. as independent auditors for the Fund.

        3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

        The Directors of the Corporation have concluded that the proposals, which are described in more detail in the enclosed Proxy Statement, are in the best interests of the Fund and its shareholders and recommend that you vote FOR each of the proposals.

        We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                           Very truly yours,


                                           /s/ Michael Miola
                                           Michael Miola
                                           Chief Executive Officer and President

                         IMPERIAL BANKFUND, A SERIES OF
                               QUESTAR FUNDS, INC.
                        The Hauppauge Corporation Center
                                150 Motor Parkway
                            Hauppauge, New York 11788
                                 (516) 951-0500

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 21, 1999

TO THE SHAREHOLDERS OF IMPERIAL BANKFUND:

           NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders (the "Meeting") of IMPERIAL BANKFUND (the "Fund"), a series of Questar Funds, Inc. (the "Corporation") a registered investment company, will be held on Tuesday, December 21, 1999 at 10:00 a.m. (E.S.T.), at the offices of the Corporation, The Hauppauge Corporate Center, Suite 109, 150 Motor Parkway, Hauppauge, New York 11788, for the following purposes:

                1. To elect five (5) Directors to serve until their successors are elected and qualified.

                2. To ratify the selection of McCurdy & Associates CPAs, Inc. as independent auditors for the Fund.

                3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

           The close of business on November 19, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof.

           YOUR ATTENTION IS CALLED TO THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD. SHAREHOLDERS ARE ENCOURAGED TO CAREFULLY READ THE PROXY STATEMENT AND VOTE PROMPTLY BY EXECUTING AND RETURNING THE PROXY CARD IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE ANNUAL MEETING. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE CORPORATION AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.

                                           By Order of the Board of Directors


                                           /s/ James Colantino
                                           James Colantino, Secretary

November 24, 1999

                         IMPERIAL BANKFUND, A SERIES OF
                               QUESTAR FUNDS, INC.

                                 PROXY STATEMENT

                                       FOR

         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 1999

       This Proxy Statement is furnished by and on behalf of the Board of Directors of the Corporation in connection with the Fund's solicitation of voting instructions for use at the Annual Meeting of Shareholders of the Fund, or any adjournment thereof (the "Meeting") to be held on Tuesday, December 21, 1999 at 10:00 a.m., (E.S.T.), at the offices of the Corporation, The Hauppauge Corporate Center, Suite 109, 150 Motor Parkway, Hauppauge, New York 11788, for the purposes set forth below and in the accompanying Notice of Annual Meeting. At the Meeting, the shareholders of the Fund will be asked:

        1. To elect five (5) Directors to serve until their successors are elected and qualified.

        2. To ratify the selection of McCurdy & Associates CPAs, Inc. as independent auditors for the Fund.

        3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

        The election of the nominees for Director and the ratification of the selection of independent auditors require the affirmative vote of a simple majority of shares represented at the Meeting either in person or by proxy, assuming a quorum is present. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about November 26, 1999. Shareholders of the Fund whose shares of common stock are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Fund and employees of Retirement Planning Company of New England, Inc. (the "Adviser") or American Data Services, Inc. (the "Administrator"), without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Administrator will pay the cost of holding the Meeting, including the cost of printing and mailing the Proxy Statement and Proxy Card, tabulating votes cast, and any out-of-pocket expenses incurred with respect to the Meeting.

        The Fund issues only one class of common stock ("Common Stock"). Shareholders of the Fund at the close of business on November 19, 1999 (the "Record Date") will be entitled to be present and give voting instructions for the Fund at the Meeting with respect to their shares of Common Stock owned as of such Record Date. Shareholders will be entitled to one (1) vote for each full share, and a partial vote for each partial share of the Fund that they own on the Record Date on each matter. As of the Record Date, there were 108,256.709 shares of Common Stock outstanding and entitled to vote, representing total net assets of approximately $1,076,100.

        A shareholder may revoke the accompanying proxy at any time prior to its use by delivering to the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

        The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote in their discretion with respect to other matters not now known to the Directors of the Fund that may be presented at the Meeting.

        One-third of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for the transaction of the Fund's business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting of the Fund for purposes of determining a quorum, but shall not be deemed represented at the Meeting for purposes of calculating the vote with respect to such matter. If a broker returns a "nonvote" proxy, indicating a lack of authority to vote on a matter, then the shares covered by such nonvote shall be deemed present at the Meeting for purposes of determining a quorum, but shall not be deemed represented at the Meeting for purposes of calculating the vote with respect to such matter.

                               INVESTMENT ADVISER

        Retirement Planning Company of New England, Inc., (the "Adviser") is a registered investment adviser with the Securities and Exchange Commission. The Adviser was initially incorporated in the State of Rhode Island in 1996. The Adviser manages private accounts for individuals, trusts, estates, non-profit institutions, corporations and retirement and profit-sharing plans. The Adviser has offices at One Richmond Square, Providence, Rhode Island. David W. Allaire and Michael R. Laliberte are the stockholders of the Adviser.

        Pursuant to the Advisory Agreement, the Adviser provides to the Fund investment management and financial advisory services, including causing the purchase and sale of securities in the Fund's portfolio subject at all times to the policies set forth by the Board of Directors. The annual investment advisory fee payable by the Fund to the Adviser is equal to 1.00% of the Fund's average daily net assets. Under the terms of the Advisory Agreement, the Board of Directors supervises all aspects of the Fund's on-going operations.

                              OWNERSHIP OF SHARES

        Shareholders known by the Fund to own of record more than five (5%) percent of the outstanding shares of the Fund on November 19, 1999, and the percentage of the outstanding shares of common stock owned on that date are listed below.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

NAME AND ADDRESS                  AMOUNT OF                       PERCENT
OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP                OF CLASS
-------------------           --------------------                --------

Ronald R.  Smith (IRA)            6,492.193                       5.997%
c/o Firstar Bank N.A. (Custodian)
11 Butts Rock Roas
Little Compton, RI 02837


     PROPOSAL 1 -TO ELECT FIVE DIRECTORS TO SERVE UNTIL THEIR SUCCESSORS ARE
                              ELECTED AND QUALIFIED

        At the Meeting, five (5) Directors will be elected to serve as Directors of the Fund, each to serve until their successors are duly elected and qualified. There are currently two (2) Directors, Anthony J. Hertl and Michael Miola, on the Board of Directors of the Corporation, each having been elected by the sole stockholder of the Corporation in 1998. Mr. Dan Calabria, also a Director since the inception of the Fund in 1998, resigned as a member of the Board of Directors effective November 17, 1999, due to personal reasons. In addition to Messrs. Hertl and Miola, the following three (3) persons have also been nominated for election to the Board of Directors: Daniel Abramson, Philip
A. Capalongo and Donald Smith. A director may be removed from office only by a vote of the holders of a majority of the votes cast at a meeting provided there is a quorum present.

        Each current Director and nominee has consented to serve as a Director, if elected; however, should any nominee become unavailable to accept election, an event not now anticipated, the persons named in the proxy will vote in their discretion for another person or persons who may be then nominated as Director.

        The current members of the Board of Directors and the nominees are set forth in the following table. The table also sets forth information about each of them individually, concerning age, address, principal occupation, business experience for at least the last five (5) years, and ownership of shares in the Fund. Michael Miola is an "interested person" of the Corporation as defined in the Investment Company Act of 1940 ("Interested Directors").

BOARD OF DIRECTORS OF THE CORPORATION


 NAME (AGE) AND                         PRINCIPAL OCCUPATION AND OTHER              NUMBER OF SHARES
     ADDRESS                            BUSINESS EXPERIENCE DURING THE             BENEFICIALLY OWNED
                                              PAST FIVE (5) YEARS                 AND PERCENT OF CLASS
                                                                                   AS OF NOVEMBER 19,
                                                                                          1999
=====================                  =================================         ======================

DANIEL ABRAMSON  (49)                   President and Chief Executive                   -0-
c/o Dunhill Staffing Systems, Inc.      Officer, Dunhill Staffing Systems,
150 Motor Parkway                       Inc. (1994-Present), having joined
Hauppauge, NY 11788                     Dunhill in 1986 as a franchise
                                        owner in Providence, RI. He served
                                        as Franchise Advisory Council
                                        President (1990-1992) and is a
                                        member of the National Association
                                        of Personnel Services, a trade
                                        organization.



PHILIP A. CAPALONGO (44)                Managing Director in Capital                    -0-
211 Mill River Road                     Investments Partners, an investment
Oyster Bay, NY 11771                    banking firm. Prior thereto, he
                                        served in a number of senior
                                        management positions at
                                        TeleTechnologies, a technology
                                        company, and Michaels, Edgar &
                                        Phillips, an investment banking
                                        firm.





ANTHONY J. HERTL, (50)                  Chief Financial and Administrative              -0-
Colobaugh Pond Road                     Officer for Marymount College,
Croton-on-Hudson, NY 10520              Tarrytown, New York since 1996.
                                        Prior thereto, he served in a
                                        number of senior management
                                        positions at Prudential Securities
                                        Inc. from 1983-1996. Mr. Hertl
                                        spent ten (10) years at Arthur
                                        Andersen & Co. and is a Certified
                                        Public Accountant.







*MICHAEL MIOLA (48)                     Chief Executive Officer of American             -0-
The Hauppauge Corporate Center          Data Services, Inc.
150 Motor Parkway
Hauppauge, New York 11788


DONALD SMITH (52)                       President, Don Smith Realty                     -0-
Don Smith Realty                        (1971-1999). Director of Avalon
81 North Maple Avenue                   Capital, Inc., a closed-end
Ridgewood, NJ 07450                     investment company.




        In addition to Mr. Miola as Chief Executive Officer and President, the other officers of the Corporation are Michael Wagner -- Treasurer and James Colantino -- Secretary. Each of the officers is employed by the Administrator.

        As of the Record Date, none of the officers or Directors of the Corporation owned any shares of the Fund.

        During the Fund's initial fiscal year ending November 30, 1999, the Board held two (2) Board of Directors meetings. Each of the current Directors attended both of the meetings held during such fiscal year.

                                   COMMITTEES

        The Board has an Audit Committee whose function is to meet with the independent auditors of the Fund in order to review the scope of the Fund's audit, the Fund's financial statements and interim accounting controls, and to meet with Fund management concerning these matters, among other things. This Committee currently consists of Mr. Hertl as the sole Independent Director and, pending their election, will also consist of the three (3) additional Independent Directors, Messrs. Abramson, Capalongo and Smith. The Fund also has a Nominating Committee, which currently consists of Mr. Hertl and, pending the election of, will consist of all four (4) of the Independent Directors of the Board.

                   REMUNERATION OF BOARD MEMBERS AND OFFICERS

        The Corporation pays each Director who is not an "interested person" as defined in the Investment Company Act of 1940, an annual retainer fee of $1,000 and a meeting fee of $500 for each meeting attended. The Directors are also reimbursed for actual out-of-pocket expenses related to attendance at such meetings. The Corporation does not compensate "interested persons" who serve on the Board of Directors. The officers of the Corporation also are not paid any compensation for their work as officers.

        For the fiscal year ending November 30, 1999, the Directors listed below did not receive any compensation as shown below. The three (3) nominees for election did not serve during such fiscal year and, therefore, received no compensation:




                      FISCAL YEAR ENDING NOVEMBER 30, 1999
                               COMPENSATION TABLE



         (1)                     (2)                      (3)                          (4)                   (5)

======================= ====================  ============================  ======================== ======================


  NAME OF PERSON,          AGGREGATE              PENSION OR RETIREMENT           ESTIMATED              TOTAL COMPENSATION
     POSITION             COMPENSATION             BENEFITS ACCRUED AS          ANNUAL BENEFITS          FROM FUND AND FUND
                           FROM FUND              PART OF FUND EXPENSES         UPON RETIREMENT              COMPLEX
                                                                                                             PAID TO
                                                                                                            DIRECTORS**



MICHAEL MIOLA*             None                          None                        None                     None
Director


ANTHONY J. HERTL           None                          None                        None                     None
Director




*    Interested Director.

**   The Fund currently is the only fund with investment operations in the Fund Complex.


                        RECOMMENDATION AND REQUIRED VOTE

        The affirmative vote of the holders of a simple majority of the shares of the Fund represented at the meeting, assuming a quorum is present, is required to approve the election of the nominees for the Board of Directors.

                  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS
       THAT SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE NOMINEES


 PROPOSAL 2.    TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

        At a meeting of the Board held on December 16, 1998, the Board, including a majority of Directors who are not "interested persons" as defined in the Investment Company Act, as well as the Directors who were members of the Audit Committee, selected the accounting firm of McCurdy & Associates CPAs, Inc. to act as the independent auditors of the Fund for the fiscal year ending November 30, 1999.

        McCurdy & Associates CPAs, Inc. has served as independent auditors for the Fund with respect to its financial statements since the inception of the Fund in 1998. Based upon a recommendation from the Administrator, the Directors deemed it appropriate at the organizational meeting to select McCurdy & Associates CPAs, Inc. as independent auditors. The Board selected McCurdy & Associates CPAs, Inc. after considering that firm's experience as independent auditors to various investment companies throughout the United States.

        During the Fund's initial fiscal year, there were no disagreements with McCurdy & Associates CPAs, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of that firm, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

        McCurdy & Associates CPAs, Inc. are independent auditors and have no direct financial or material indirect financial interest in the Fund. Representatives of McCurdy & Associates CPAs, Inc. are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

        The Board's selection of McCurdy & Associates CPAs, Inc. is being submitted to the shareholders for ratification.

                        RECOMMENDATION AND REQUIRED VOTE

        The affirmative vote of the holders of a simple majority of the shares of the Fund represented at the meeting, assuming a quorum is present, is required for the ratification of the selection of independent auditors.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF THE FUND
            RATIFY THE SELECTION OF MCCURDY & ASSOCIATES CPAS, INC.
                     AS INDEPENDENT AUDITORS FOR THE FUND.

                    OTHER MATTERS TO COME BEFORE THE MEETING

        The Corporation's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

        Shareholders wishing to submit proposals for inclusion in a Proxy Statement for a subsequent shareholder's meeting should send their written proposals addressed to the Secretary of the Corporation at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submissions of a proposal does not, however, necessarily mean that such proposal will be included.

                             REPORTS TO SHAREHOLDERS

        The Fund will furnish, without charge, a copy of its SemiAnnual Report upon request. Requests for such reports should be directed to the Fund c/o American Data Services, Inc., The Hauppauge Corporate Center, Suite 109, 150 Motor Parkway, Hauppauge, New York 11788 or by telephoning the Administrator at
(516) 951-0500.


        IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELFADDRESSED, POSTAGEPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                      By Order of the Board of Directors



                                      ---------------------------------------
                                      James Colantino, Secretary

November 24, 1999

                           PROXY - IMPERIAL BANKFUND,
                         A SERIES OF QUESTAR FUNDS, INC.

             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                DECEMBER 21, 1999

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned owner of Common Stock, par value $.001 per share (the "Common Stock") of Imperial BankFund, (the "Fund"), a series of QUESTAR FUNDS, INC. (the "Corporation") hereby instructs MICHAEL MIOLA or MICHAEL WAGNER ("Proxies") to vote the shares of the Common Stock held by such owner at the Annual Meeting of Shareholders of the Fund to be held at 10:00 a.m., (E.S.T.), on December 21, 1999 at the offices of the Corporation, The Hauppauge Corporate Center, Suite 109, 150 Motor Parkway, Hauppauge, New York 11788, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

__
__ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.


                                       FOR            AGAINST            ABSTAIN
    1.  Election of  Directors:
                                       __               __                 __
                                       __               __                 __


        FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):________________

        Nominee(s):       DANIEL ABRAMSON
                          PHILIP A. CAPALONGO
                          ANTHONY J. HERTL
                          MICHAEL MIOLA
                          DONALD SMITH

   2.   Ratification of the selection of McCurdy & Associates
        CPAs, Inc. as the Fund's independent auditors.
                                       __               __                 __
                                       __               __                 __

   3.   In their discretion to act upon such other matters as may
        properly come before the Annual Meeting
        or any adjournment thereof.
                                       __               __                 __
                                       __               __                 __

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ABOVE PROPOSALS.

Your proxy is important to assure a quorum at the Annual Meeting whether or not you plan to attend the Meeting in person. You may revoke this proxy at any time, and the giving of it will not effect your right to attend the Annual Meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)_________________________DATE_____________

            _________________________DATE_____________

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS. WHEN SHARES ARE HELD AS JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER AND IF A PARTNERSHIP, PLEASE SIGN IN THE PARTNERSHIP NAME BY AUTHORIZED PERSON.